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                                                                    Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS


           We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 7, 2001, (except for Note 14, as to which the date is September 20, 2001) in the Registration Statement (Form SB-2 No. 333-00000) and the related Prospectus of USA Technologies, Inc. for the registration of 48,023,998 shares of its common stock.



                                               /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
October 26, 2001